Exhibit 10(b)(1)(l)

EXECUTION COPY

AMENDMENT NO. 10 AND WAIVER TO THE AMENDED AND RESTATED SALE

AND SERVICING AGREEMENT

(VFCC Transaction with Newstar CP Funding LLC)

THIS AMENDMENT NO 10. AND WAIVER TO THE AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, dated as of September 28, 2007 (this “Amendment”), is entered into in connection with that certain Amended and Restated Sale and Servicing Agreement, dated as of April 5, 2006 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”), by and among NEWSTAR CP FUNDING LLC, a Delaware limited liability company, as the seller (together with its successors and assigns in such capacity, the “Seller”), NEWSTAR FINANCIAL INC., a Delaware corporation (together with its successors and assigns, the “Company”), as the originator (together with its successors and assigns in such capacity, the “Originator”), and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Wachovia”), as the swingline purchaser (together with its successors and assigns in such capacity, the “Swingline Purchaser”), certain conduit purchasers and purchaser agents party thereto (each, together with its successors and assigns in such capacity, a “Conduit Purchaser” and a “Purchaser” and, collectively with the Swingline Purchaser, the “Purchasers”), WACHOVIA CAPITAL MARKETS, LLC, a Delaware limited liability company (together with its successors and assigns, “WCM”), as the administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”), and as the Purchaser Agent with respect to Variable Funding Capital Company LLC as Conduit Purchaser (together with its successors and assigns in such capacity, the “VFCC Agent”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “US Bank”), not in its individual capacity but as the trustee (together with its successors and assigns in such capacity, the “Trustee”), and LYON FINANCIAL SERVICES, INC., a Minnesota corporation, doing business as U.S. Bank Portfolio Services, not in its individual capacity but as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement.

R E C I T A L S

WHEREAS, the parties hereto previously entered into the Agreement;

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

WHEREAS, pursuant to and in accordance with Section 13.1 thereof, the Administrative Agent and VFCC Agent, the Swingline Purchaser and the Conduit Purchaser desire to provide for a one time waiver of certain provisions of the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

(a) The definition of “Advance Rate” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Advance Rate”: With respect to any type of Asset on any date of determination, the corresponding percentage set forth below:

Large Syndicated Loans

Moody’s and S&P Rating	Advance Rate
“Ba3” and “BB”- or higher	85%
“B3” and “B”- or higher	85%

Middle Market Loans and ABS Direct Loans

As set forth on Schedule X

Bonds

Moody’s, S&P and Fitch Rating	Advance Rate
“Baa3,” “BBB-” and “BBB-” or higher	80%
“Ba1,” “BB+” and “BB+” or higher	70%
“Ba2,” “BB” and “BB” or higher	65%
“Ba3,” “BB-” and “BB-” or higher	50%
“B1,” “B+” and “B+” or higher	45%
“B2,” “B” and “B” or below	40%

Real Estate Loans

Classification	Senior Secured Loan	B-Note Loan (LTV<85%)	B-Note Loan (85%≤LTV<90%)	Mezzanine Loan
Multifamily	80%	65%	60%	60%
Office, Retail, & Industrial	80%	60%	50%	50%
Other, including Healthcare & Hospitality	70%	50%	45%	45%

For purposes of calculating the applicable Advance Rate in the above tables: (a) the percentage shown under the heading “Advance Rate” (i) in the case of Bonds, shall be multiplied by the Principal Balance of such Bonds and (ii) in the case of Loans, shall be multiplied by the Principal Balance of such Loans, (b) any Bond that is placed on negative watch by Moody’s, S&P or Fitch shall be deemed to have a rating consistent with such negative watch which shall be one ratings subcategory below its then current rating, (c) any Bond that is split rated such that two possible Advance Rates are applicable to it shall have the lower of the two Advance Rates specified in the above table; provided, that for any Bond rated solely by S&P, (i) if such Bond has an S&P Rating of “BBB-” or higher, such Bond shall have the Advance Rate of one ratings subcategory below its then current S&P Rating or (ii) if such Bond has an S&P Rating of “BB+” or lower, such Bond shall have the Advance Rate of two ratings subcategories below its then current S&P Rating, (d) each applicable Advance Rate shall be determined or redetermined, as the case may be, as of each Measurement Date, (e) the Moody’s Rating and S&P Rating shall be updated no less frequently than once per year, and (f) the Advance Rate for the 2005-1 Class E Notes shall be 50% on the lesser of (i) the outstanding principal balance of the 2005-1 Class E Notes or (ii) the Fair Market Value of the 2005-1 Notes; provided, that on and after August 9, 2006 the Advance Rate shall be 0%. For the avoidance of doubt, for purposes of this definition, a Large Syndicated Loan having a Moody’s Rating or S&P Rating below “B3” or “B-,” respectively, shall be treated as a Middle Market Loan.

(b) Notwithstanding the provisions of the definition of “Advance Rate” in the Agreement relating to Senior Secured Loans, the Advance Rate applicable to the Loan identified as “(a)” on Schedule I hereto will be 70%.

(c) Notwithstanding the provisions of the definition of “Advance Rate” in the Agreement relating to B-Note Loans, the Advance Rate applicable to the Loan identified as “(b)” on Schedule I hereto will be 55%.

(d) Notwithstanding the provisions of the definition of “Advance Rate” in the Agreement relating to Senior Secured Loans, the Advance Rate applicable to the Loan identified as “(c)” on Schedule I hereto will be 50% up to and including March 31, 2008.

(e) Notwithstanding the provisions of the definition of “Advance Rate” in the Agreement relating to Bonds, the Advance Rate applicable to the Loan identified as “(d)” on Schedule I hereto will be 50%.

(f) The definition of “Bond” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Bond”: Any (i) CMBS Conduit Security, CMBS Credit Tenant Lease Security or any CMBS Large Loan Security, or (ii) 2005-1 Class E Notes, in each case originated or acquired by the Originator in the ordinary course of its business which includes, in each case, all right, title and interest in and to any Related Property and, in the case of clause (i), all right, title and interest in and to the commercial mortgage backed security.

(g) The definition of “Concentration Limits” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Concentration Limits”: As of any Measurement Date, for purposes of determining the Borrowing Base and the Swingline Borrowing Base, the Eligible Assets included in the Principal Collateral Value must conform to the concentration limitations set forth below (except as specifically noted, percentages refer to the percentage of the Principal Collateral Value):

(a) the sum of the Principal Balances of Eligible Assets that have been owned by the Seller for a period of greater than 547 days from the Initial Closing Date and 365 days after each Term Securitization shall not exceed $30,000,000; provided that, (i) any Eligible Asset a portion of which has been conveyed into a Term Securitization or (ii) any Revolving Loan for an Obligor where a portion of an Eligible Asset for such Obligor has been conveyed into a Term Securitization will have the initial date of the Seller’s ownership of such Eligible Asset or Revolving Loan reset to the latest date that a portion of such Eligible Asset has been conveyed into a Term Securitization for the purposes of determining compliance with this clause;;

(b) the sum of the Principal Balances of Eligible Assets that are Loans to a single Obligor (including any Affiliates thereof) shall not exceed $25,000,000; provided, that, with respect to no more than three Obligors at any one time, for a period of 90 days after each such Loan becomes part of the Collateral, the sum of the Principal Balances of Eligible Assets that are Loans to a single Obligor (including any Affiliates thereof) shall not exceed $40,000,000, in each case, subject to the approval of the Administrative Agent in its sole discretion;;

(c) [Reserved]

(d) the sum of the Principal Balances of Eligible Assets that are Real Estate Loans:

(i) to Obligors the primary Related Property with respect to which the Loans were underwritten is located in any state shall not exceed the greater of $37,500,000 or 25% of the aggregate Principal Balance of all Eligible Assets that are Real Estate Loans; provided that, the two states having the highest concentrations shall each not exceed the greater of $52,500,000 or 35% of the aggregate Principal Balance of all Eligible Assets that are Real Estate Loans;

(ii) secured by Office Property shall not exceed the greater of $102,000,000 or 75% of the aggregate Principal Balance of all Eligible Assets that are Real Estate Loans; provided that, after April 26, 2007 shall not exceed the greater of $90,000,000 or 60% and after June 25, 2007 shall not exceed the greater of $82,500,000 or 55%;

(iii) secured by Multifamily Property shall not exceed the greater of $45,000,000 or 30% of the aggregate Principal Balance of all Eligible Assets that are Real Estate Loans;

(iv) secured by Retail Property shall not exceed the greater of $45,000,000 or 30% of the aggregate Principal Balance of all Eligible Assets that are Real Estate Loans;

(v) secured by Industrial Property shall not exceed the greater of $45,000,000 or 30% of the aggregate Principal Balance of all Eligible Assets that are Real Estate Loans;

(vi) secured by Hospitality Property shall not exceed the greater of $22,500,000 or 15% of the aggregate Principal Balance of all Eligible Assets that are Real Estate Loans;

(vii) secured by Healthcare Property shall not exceed the greater of $7,500,000 or 5% of the aggregate Principal Balance of all Eligible Assets that are Real Estate Loans provided that, such Loan is not a Mezzanine Loan;

(viii) secured by properties other than those described in subsections (ii) to (vii) above, shall not exceed the greater of $22,500,000 or 15% of the aggregate Principal Balance of all Eligible Assets that are Real Estate Loans; provided that, Real Estate Loans secured by condominium conversions shall not exceed the greater of $7,500,000 or 5% of the aggregate Principal Balance of all Eligible Assets that are Real Estate Loans;

(ix) that are B-Notes or Mezzanine Loans shall not in the aggregate exceed the greater of $15,000,000 or 10% of the aggregate Principal Balance of all Eligible Assets that are Real Estate Loans;

(e) the sum of the Principal Balances of Eligible Assets that are Senior Secured ABLs shall not exceed the greater of 15% or $15,000,0000;

(f) [Reserved];

(g) the sum of the Principal Balances of Eligible Assets that are Second Lien Loans and LOT Loans shall not in the aggregate exceed the greater of 10% or $15,000,0000;

(h) the sum of the Principal Balances of Eligible Assets that are Stretch Senior Secured Loans shall not exceed the greater of 25% or $30,000,0000;

(i) the sum of the Principal Balances of Eligible Assets that are DIP Loans shall not exceed the greater of 7.5% or $10,000,000;

(j) the sum of the Principal Balances of Eligible Assets that are Loans with a Moody’s Rating below “B3” and an S&P Rating below “B-” shall not exceed the greater of 10% or $15,000,000;

(k) [Reserved];

(l) [Reserved];

(m) the sum of the Principal Balances of Eligible Assets that are ABS Direct Loans shall not exceed $28,804,063.55;

(n) from and after the later of (i) November 15, 2004 and (ii) the date that is 90 days following the date of each Term Securitization, the Weighted Average Life of the Loans shall not exceed 6.0 years;

(o) the sum of the Principal Balances of Eligible Assets that are Permitted PIK Loans with a current annual cash coupon of less than (i) the Company LIBOR Rate + 3.5%, if such Loan is a Floating Rate Loan with an interest rate based on the Company LIBOR Rate, (ii) the Company Prime + 1.5%, if such Loan is a Floating Rate Loan with an interest rate based on the Company Prime Rate, and (iii) 8.5% if such Loan is a Fixed Rate Loan, shall not exceed 0%;

(p) The sum of the principal balance of all Mezzanine Loans shall not exceed the greater of 7.5% or $10,000,000;

(q) the sum of the Principal Balances of Eligible Assets that are Revolving Loans including Senior Secured ABLs shall not exceed the greater of (i) 25% of the Facility Amount and (ii) $40,000,000, and Senior Secured ABLs are limited as set forth in clause (e);

(r) the sum of the Principal Balances of Eligible Assets that are in the same Moody’s Industry Classification Group other than the “Buildings and Real Estate” classification shall not exceed 20% of the Facility Amount;

(s) the sum of the Principal Balances of Eligible Assets that are Loans with a Moody’s Rating below “Caa2” and an S&P Rating below “CCC” shall not exceed the greater of 5% or $7,500,000;

(t) the sum of the Principal Balances of all Eligible Assets that are Large Syndicated Loans shall not exceed 15%;

(u) the sum of the Principal Balances of all Eligible Assets that are Loans to Obligors organized under the federal or provincial laws of, or principally located in Canada, or the Related Property with respect to which the Asset is principally underwritten is located in Canada, shall not exceed the greater of 10% or $10,000,000;

(v) the sum of the Principal Balances of Eligible Assets that are Participations shall not exceed the greater of 7.5% or $15,000,000;

(w) [Reserved];

(x) [Reserved];

(y) the sum of the Principal Balances of Eligible Assets the Obligors of which are organized under the laws of or principally located in, or all or substantially all of the Related Property with respect to which the Asset is principally underwritten is located in, Group I Countries, Group II Countries or Group III Countries shall not exceed the greater of 7.5% or $20,000,000;

(z) the sum of the Principal Balances of all Eligible Assets that are denominated in British Pounds Sterling, Euros or Canadian Dollars shall not exceed the greater of 7.5% or $20,000,000; and

(aa) the sum of the Principal Balances of all Eligible Assets that are Bonds shall not exceed 0.0% or $0.00.

(h) The definition of “Eligible Asset” in Section 1.1 of the Agreement is hereby amended by:

(i) deleting the word “and” in clause (x);

(ii) replacing “.” with “; and” in clause (y); and

(iii) inserting the following clause (z) after clause (y):

“(z) such Asset is not a Covenant-lite Loan or a Subordinated Loan.”

(i) The definition of “Hedge Percentage” in Section 1.1 of the Agreement is hereby amended by:

(i) deleting the words “other than NIM Notes” from the penultimate sentence; and

(ii) deleting the last sentence.

(j) The definition of “Middle Market Loan” in Section 1.1 of the Agreement is hereby amended by replacing the words, “Stretch Senior Secured Loans and Subordinated Loans” with “and Stretch Senior Secured Loans”.

(k) The definition of “Minimum Pool Yield” in Section 1.1 of the Agreement is hereby amended by deleting “2.0%” and replacing it with “2.75%”.

(l) The definition of “Pool Rate” in Section 1.1 of the Agreement is hereby amended by replacing the words “the Servicing Fee” with the words “the Senior Servicing Fee”.

(m) The definition of “Restricted Junior Payment” in Section 1.1 of the Agreement is hereby amended by replacing the word “TENTH” with the word “ELEVENTH” each time such word is used in such definition.

(n) The definition of “Servicing Fee Rate” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Servicing Fee Rate”: With respect to (i) the Senior Servicing Fee: 0.25% per annum and (ii) the Junior Servicing Fee: 0.75% per annum.

(o) Section 2.10(a) is hereby amended by amending and restating clauses (iv) and (x) thereof and inserting a new clause (xi) as follows (in the proper numerical order):

(iv) FOURTH, to the Servicer, (a) if the Company is the Servicer, in an amount equal to any accrued and unpaid Senior Servicing Fees to the end of the preceding Collection Period, for the payment thereof, or (b) if the Company is not the Servicer, in an amount equal to any accrued and unpaid Servicing Fees to the end of the preceding Collection Period, for the payment thereof;

(x) TENTH, to the Servicer (but only if the Company is the Servicer), in an amount equal to any accrued and unpaid Junior Servicing Fees to the end of the preceding Collection Period, for the payment thereof;

(xi) ELEVENTH, any remaining amount shall be distributed to the Seller, provided, that the Seller shall first reimburse the Servicer for any unreimbursed amounts paid by the Servicer pursuant to Section 2.16, Section 2.17 or Section 13.9 together with interest thereon at a per annum rate of interest equal to LIBOR plus 2.00% from and including the date such payment was made to but not including the date of such reimbursement.

(p) Section 2.11(a) is hereby amended by amending and restating clauses (iv) and (x) thereof and inserting a new clause (xi) as follows (in the proper numerical order):

(iv) FOURTH, to the Servicer, (a) if the Company is the Servicer, in an amount equal to any accrued and unpaid Senior Servicing Fees to the end of the preceding Collection Period, for the payment thereof, or (b) if the Company is not the Servicer, in an amount equal to any accrued and unpaid Servicing Fees to the end of the preceding Collection Period, for the payment thereof;

(x) TENTH, to the Servicer (but only if the Company is the Servicer), in an amount equal to any accrued and unpaid Junior Servicing Fees to the end of the preceding Collection Period, for the payment thereof;

(xi) ELEVENTH, any remaining amount shall be distributed to the Seller, provided, that the Seller shall first reimburse the Servicer for any unreimbursed amounts paid by the Servicer pursuant to Section 2.16, Section 2.17 or Section 13.9 together with interest thereon at a per annum rate of interest equal to LIBOR plus 2.00% from and including the date such payment was made to but not including the date of such reimbursement.

(q) The first sentence of Section 2.15(b) is hereby amended and restated in its entirety as follows:

The Servicer shall be entitled to receive a senior servicing fee (the “Senior Servicing Fee”) and a junior servicing fee (the “Junior Servicing Fee”, and together with the Senior Servicing Fee, the “Servicing Fee”), in arrears in respect of each Collection Period in accordance with Section 2.10(a)(iv), Section 2.11(a)(iv), Section 2.10(a)(x) and/or Section 2.11(a)(x), as applicable, which fee shall be equal to the product of (i) the applicable Servicing Fee Rate, (ii) average daily Principal Collateral Value during the immediately preceding Collection Period (which, in the case of the first Collection Period, shall commence as of the Initial Closing Date) and (iii) the actual number of days in such Collection Period divided by 360.

(r) Section 6.11 is hereby amended and restated in its entirety as follows:

As compensation for its servicing activities hereunder and reimbursement for its expenses, the Servicer shall be entitled to receive the Servicing Fee provided that it shall be entitled to receive such fee from Collections only to the extent of funds available therefor pursuant to the provisions of Section 2.10(a)(iv), Section 2.11(a)(iv), Section 2.10(a)(x), and/or Section 2.11(a)(x).

(s) Appendix B of the Agreement is hereby amended by:

(i) deleting the words “other than a NIM Note” from the first sentence of Section I; and

(ii) deleting Section II in its entirety.

(t) Section 1.1 is hereby amended by adding the following definition in proper alphabetical order:

“Covenant-lite Loan” shall mean any Loan that (i) does not contain any financial covenants or (ii) requires the related Obligor to comply with Incurrence Covenants, but no Maintenance Covenants.

“Incurrence Covenant” means with respect to any Loan, a covenant by the Obligor thereon to comply with one or more financial covenants only upon the occurrence of certain actions of the Obligor including, but not limited to, a debt issuance, dividend payment, share purchase, merger, acquisition or divestiture.

“Junior Servicing Fee”: Defined in Section 2.15(b).

“Maintenance Covenant” means with respect to any Loan, a covenant by the Obligor thereon to comply with one or more financial covenants during each reporting period, whether or not it has taken any specified action.

“Senior Servicing Fee”: Defined in Section 2.15(b).

SECTION 2. WAIVER

(a) Each of the Administrative Agent and VFCC Agent, the Swingline Purchaser and the Conduit Purchaser hereby waives the failure of the Assets identified on Schedules II hereto to satisfy the limit set forth in clause (a) of the definition of “Concentration Limit” by reason of the failure of such Assets to be owned by the Seller for less than 365 days after each Term Securitization and hereby agrees such Assets shall be deemed to be Eligible Assets for all purposes of the Agreement and the other Transaction Documents; provided that this Waiver shall be effective from and as of the date hereof until the earlier of March 31, 2008 and the closing date of a Term Securitization involving such Asset. For the avoidance of doubt, the waiver described in this clause (a) shall expire in accordance with its terms and shall be of no further force and effect as of the date specified in the foregoing proviso.

(b) Each of the Administrative Agent and VFCC Agent, the Swingline Purchaser and the Conduit Purchaser hereby waives the failure of the Loan identified as “(c)” on Schedule I hereto to satisfy clause (k) of Appendix A to the Agreement up to and including March 31, 2008. For the avoidance of doubt, the waiver described in this clause (b) shall expire in accordance with its terms and shall be of no further force and effect as of the date specified in the foregoing sentence.

(c) Each of the Administrative Agent and VFCC Agent, the Swingline Purchaser and the Conduit Purchaser hereby waives the failure of the Bond identified as “(d)” on Schedule I hereto to satisfy clause (aa) of the definition of “Concentration Limit” and hereby agrees such Bond shall be deemed to be an Eligible Asset for all purposes of the Agreement and the other Transaction Documents.

SECTION 3. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED AND WAIVED.

Except as specifically amended and waived hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment and one time waiver thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended and waived by this Amendment, as though such terms and conditions were set forth herein.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

Each of the Originator, the Seller and the Servicer represents and warrants with respect to itself as of the date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) it is not in default under the Agreement; and

(g) there is no Termination Event, Unmatured Termination Event, or Servicer Default.

SECTION 5. CONDITIONS PRECEDENT.

This Amendment shall become effective (i) on the date on which each party hereto has delivered an executed signature page hereto to the Administrative Agent and (ii) upon such time as the Seller has pay to Dechert LLP as counsel to the Administrative Agent, all reasonable fees and out-of-pocket expenses incurred by Dechert LLP in connection with this Amendment.

SECTION 6. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:	NEWSTAR CP FUNDING LLC

By: NewStar Financial, Inc., its Designated Manager

	By:	/s/ John Kirby Bray
Name: John Kirby Bray
Title: Chief Financial Officer

THE ORIGINATOR AND SERVICER:	NEWSTAR FINANCIAL, INC.

	By:	/s/ John Kirby Bray
Name: John Kirby Bray
Title: Chief Financial Officer

[Signatures Continued on the Following Page]

Amendment No.10 to Amended and Restated

Sale and Servicing Agreement

THE ADMINISTRATIVE AGENT AND THE VFCC AGENT:	WACHOVIA CAPITAL MARKETS, LLC

	By:	/s/ Mike Romanzo
Name: Mike Romanzo Title: Director

THE PURCHASER:	VARIABLE FUNDING CAPITAL COMPANY LLC

	By:	Wachovia Capital Markets, LLC, as attorney-in-fact

	By:	/s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title:

THE SWINGLINE PURCHASER:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ David Shutley
Name: David Shutley Title: Director

[Signatures Continued on the Following Page]

Amendment No.10 to Amended and Restated

Sale and Servicing Agreement

THE TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely as Trustee

	By:	/s/ Kyle Harcourt
Name: Kyle Harcourt Title: Vice President

THE BACKUP SERVICER:	LYON FINANCIAL SERVICES, INC.,
d/b/a U.S. Bank Portfolio Services not in its individual capacity but solely as Backup Servicer

	By:	/s/ Joseph Andries
Name: Joseph Andries Title: Senior Vice President

[Signatures Continued on the Following Page]

Amendment No.10 to Amended and Restated

Sale and Servicing Agreement

Schedule I to

Amendment No. 10 and

Waiver dated

September 28, 2007

List of Certain Assets

Obligor Name	Principal Balance not to exceed:
(a) LB T-Rex Aqua Vista LLC	$15,000,000

(b) ST Square LLC	$7,500,000

(c) BH Boulders Ltd PTNS/ BH Boulders II	$7,572,163

(d) STRONG CAPITAL FUNDING - 2005, LP	$4,724,859

Amendment No.10 to Amended and Restated

Sale and Servicing Agreement

Schedule II to

Amendment No. 10 and

Waiver dated

September 28, 2007

List of Certain Assets

Obligor Name	Asset Type	Principal Balance as of 8/15/07
Bayview Dayton Towers, LLC (Oregon)	Delayed Draw Term Loan	4,950,000.00
Franklin Lofts LP	Promissory Note	4,632,452.56
FF Exchange, LLC	Delay Draw Term Loan	1,648,111.09
Grayslake Westowne LLC	Delay Draw Term Loan	11,778,728.30
BH BOULDERS LTD PTNS/ BH BOULDERS II	Delayed Draw Term Loan	7,730,079.69
One Oliver Associates Limited Partnership	Term Loan B-1 Participation	5,000,000.00
Crossroads Flexxoffice, Ltd.	Delay Draw Term Loan	4,657,611.54
Centennial Towers	CL B-1 Note	8,781,565.31
International Trade Zone LLC	Delay Draw	2,000,000.00
November 2005 Land Investors, LLC	Delay Draw Term Loan	2,717,033.66
3900 Essex, LP	Delayed Draw Term Loan	12,501,837.28
FT-FIN Acquisition LLC	Delayed Draw Term Loan	6,060,572.24
Tea Light LLC (75 Sylvan Street)	Delay Draw Term Loan	7,043,432.58
4707 East Baseline Road	Term Loan	9,350,000.00
4707 East Baseline Road	Delay Draw Term Loan IR	—
4707 East Baseline Road	Delay Draw Term Loan TI	—
4707 East Baseline Road	Delayed Draw Term Loan LC	—
4707 East Baseline Road	Delay Draw Term Loan PR	73,144.31
Westchase (Jeffery Westchase, LLC)	TL	7,350,000.00
Westchase (Jeffery Westchase, LLC)	Delayed Draw Term Loan - Int OPD Res	121,190.97
Westchase (Jeffery Westchase, LLC)	Delayed Draw Term Loan CAPEX	110,926.32
Westchase (Jeffery Westchase, LLC)	Delayed Draw Term Loan Ten.I LC	4,500.00
1951 N Alma School Rd. (a.k.a. HRCF-Biltmore Alma School, LLC)	Initial Advance Term Loan	8,300,000.00
1951 N Alma School Rd. (a.k.a. HRCF-Biltmore Alma School, LLC)	Delayed Draw Term Loan - Int OPD Res	437,361.63
1951 N Alma School Rd. (a.k.a. HRCF-Biltmore Alma School, LLC)	Delayed Draw Term Loan Ten.I LC	—
1951 N Alma School Rd. (a.k.a. HRCF-Biltmore Alma School, LLC)	Delayed Draw Term Loan CAPEX	117,393.71
1951 N Alma School Rd. (a.k.a. HRCF-Biltmore Alma School, LLC)	Delayed Draw Term Loan - Project Renovations	60,673.23
RPD Northwest One Fee, LLC (13100 NW Freeway)	Term Loan	6,290,000.00
RPD Northwest One Fee, LLC (13100 NW Freeway)	Delayed Draw Term Loan - Int OPD Res	267,926.34
RPD Northwest One Fee, LLC (13100 NW Freeway)	Delayed Draw Term Loan CAPEX	—
RPD Northwest One Fee, LLC (13100 NW Freeway)	Delayed Draw Term Loan Tenant Improvements	247,320.29

Waiver to Amended and Restated

Sale and Servicing Agreement NewStar CP Funding LLC

RPD Northwest One Fee, LLC (13100 NW Freeway)	Delayed Draw Term Loan - Leasing Commisions	146,192.77
Camel 19	Delay Draw Term Loan	9,635,000.00
Camel 19	DDTL Interest Res	150,000.00
Camel 19	DDTL GC RES	60,000.00
Camel 19	DDTL Const. Res	1,195,729.94
Camel 19	DDTL CCC Res	—
Downtown Plaza -101 North Main Street	Term Loan	10,750,000.00
Downtown Plaza -101 North Main Street	Delayed Draw Term Loan - Landlord Improvements	1,675,000.00
Downtown Plaza -101 North Main Street	Delayed Draw Term Loan Tenant Improvements	371,415.86
Downtown Plaza -101 North Main Street	Delayed Draw Term Loan - Leasing Commisions	104,161.92
Mansfield Maple 60, LLC	Delay Draw Term Loan	6,700,000.00
Mansfield Maple 60, LLC	Debt Service Adv	323,956.27
Mansfield Maple 60, LLC	Leasing Comissions	—
Mansfield Maple 60, LLC	Operating Expenditure	200,000.00
Mansfield Maple 60, LLC	Tenant Improvements	—
Correctional Medical Services, Inc.	Revolver	—
Thermal Solutions LLC	Revolver	135,878.58
Naylor, LLC / Naylor (Canada), Inc.	Revolver	—
Bayview Financial, L.P.	Revolver	—
Receivable Management Services (RMS)	Revolver	870,000.00
Wood Structures, Inc.	Revolver	600,875.00
ML ACQUISITION CORP	Revolver	418,937.89
STRONG CAPITAL FUNDING—2005, LP	STRONGRR05A	4,750,441.88
Sports and Health Clubs, L.C.	Delay Draw	394,736.84
CFH Funding LLC	Term Loan	17,500,000.00
Senior Care Centers of America, Inc.	Revolver	—
U.S. Block Windows, Inc.	Revolver	—
Angelle Concrete Group, LLC	Revolver	4,423,169.19
On Target Media, LLC.	Revolver	—
MMV Financial Inc.	Revolver	10,886,221.71
Sticky Fingers	Revolver	—
Focused Health Solutions, Inc.	Revolver	—
Home Acres Building Supply Co. LLC	Revolver	1,463,942.31
Advantage Business Media LLC	Revolver	2,500,000.00
Everest Connections	Revolver	3,033,333.33
Apex Companies, LLC	Revolver	153,409.09
Compass Group Diversified Holdings LLC	Revolver	—
S. Walter Packaging	Revolver	3,000,000.00
Excelligence	Revolver	3,833,333.30
Silent Preferred Partners	Revolver	—
Event Rentals II—Classic Party Rentals	Acquisition Facility	1,534,954.40
Event Rentals II—Classic Party Rentals	Revolver	180,851.09
AL SOLUTIONS, INC. (a.k.a. Jamegy)	Revolver	—
TIDI Holdings	Revolver	—
Correctional Medical Services, Inc.	Revolver	—
Thermal Solutions LLC	Revolver	135,878.58
Naylor, LLC / Naylor (Canada), Inc.	Revolver	—
Bayview Financial, L.P.	Revolver	—
Receivable Management Services (RMS)	Revolver	870,000.00

Waiver to Amended and Restated

Sale and Servicing Agreement NewStar CP Funding LLC

Wood Structures, Inc.	Revolver	600,875.00
ML ACQUISITION CORP	Revolver	418,937.89
STRONG CAPITAL FUNDING - 2005, LP	STRONGRR05A	4,750,441.88
Sports and Health Clubs, L.C.	Delay Draw	394,736.84
CFH Funding LLC	Term Loan	17,500,000.00
Senior Care Centers of America, Inc.	Revolver	—
U.S. Block Windows, Inc.	Revolver	—
Angelle Concrete Group, LLC	Revolver	4,423,169.19
On Target Media, LLC.	Revolver	—
MMV Financial Inc.	Revolver	10,886,221.71
Sticky Fingers	Revolver	—
Focused Health Solutions, Inc.	Revolver	—
Home Acres Building Supply Co. LLC	Revolver	1,463,942.31
Advantage Business Media LLC	Revolver	2,500,000.00
Everest Connections	Revolver	3,033,333.33
Apex Companies, LLC	Revolver	153,409.09
Compass Group Diversified Holdings LLC	Revolver	—
S. Walter Packaging	Revolver	3,000,000.00
Excelligence	Revolver	3,833,333.30
Silent Preferred Partners	Revolver	—
Event Rentals II—Classic Party Rentals	Acquisition Facility	1,534,954.40
Event Rentals II—Classic Party Rentals	Revolver	180,851.09
AL SOLUTIONS, INC. (a.k.a. Jamegy)	Revolver	—
TIDI Holdings	Revolver	—

Waiver to Amended and Restated

Sale and Servicing Agreement NewStar CP Funding LLC